EXHIBIT 10(aa)
                         AMENDMENT NO. 1


         Pursuant to Section 14 of that certain Employment Agreement by and between Blount International, Inc. ("Company") and Richard H. Irving III ("Executive") dated as of the 15th day of May, 1995 ("Agreement"), the parties hereby amend and modify such Agreement ("Amendment No. 1") and agree that effective from and after this 1st day of November, 1998:
         In order better to reflect the terms and conditions of comparable agreements, and in recognition of Executive's contribution to the Company, the "eighteen (18) month" references at Sections 5.1, 5.1(a), 5.1(b), 5.1(c), 5.1(d)(both references),
5.1(e), 5.1(g), 5.1(h), 5.1(i) and 5.4(a) shall be amended and modified to read, "twenty-four (24) months."
         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the day and year first above written.
                                 EXECUTIVE:


                                 _____________________________
                                 RICHARD H. IRVING III
                                 Senior Vice President and
                                 General Counsel


                                 COMPANY:

                                 BLOUNT INTERNATIONAL, INC.


                                 By: ___________________________
                                 JOHN M. PANETTIERE
                                 President
                                 & Chief Executive Officer

Witness:_____________________



_____________________________
Notary Public
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